SUNAMERICA

                                [GRAPHIC OMITTED]

                            THE RETIREMENT SPECIALIST

         MUTUAL FUNDS

         PROSPECTUS 2002





                                                       SUNAMERICA CLASS Y SHARES



                                                               AIG  SUNAMERICA
                                                                    MUTUAL FUNDS

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JANUARY 30, 2002                                                      PROSPECTUS
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         SUNAMERICA MUTUAL FUNDS

                  FOCUSED GROWTH AND INCOME PORTFOLIO
                  SUNAMERICA GNMA FUND
                  SUNAMERICA GROWTH OPPORTUNITIES FUND

                  (CLASS Y SHARES)









The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.




                                                               AIG  SUNAMERICA
                                                                    MUTUAL FUNDS

                                TABLE OF CONTENTS
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FUND HIGHLIGHTS ...........................................................    2

SHAREHOLDER ACCOUNT INFORMATION ...........................................    9

MORE INFORMATION ABOUT THE FUNDS ..........................................   12

     INVESTMENT STRATEGIES ................................................   12

     GLOSSARY .............................................................   14

          INVESTMENT TERMINOLOGY ..........................................   14

          RISK TERMINOLOGY ................................................   15

FUND MANAGEMENT ...........................................................   16

INFORMATION ABOUT ADVISERS ................................................   17

FINANCIAL HIGHLIGHTS ......................................................   18




                                                               AIG  SUNAMERICA
                                                                    MUTUAL FUNDS

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FUND HIGHLIGHTS
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                                     Q & A
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When deemed  appropriate by an Adviser, a Portfolio may engage in ACTIVE TRADING when it frequently trades its portfolio securities to achieve its investment goal.

A FOCUS strategy is one in which an Adviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers' "highest confidence" stocks exceeds that of their more diversified portfolios. Each Adviser of the Focused Growth and Income Portfolio will invest in up to ten securities and the Portfolio will hold up to 30 securities. Each Adviser may invest in additional financial instruments for the purpose of cash management or to hedge a security in the Fund.

The "GROWTH" ORIENTED philosophy to which the Growth Opportunities Fund subscribes, and to which the Focused Growth and Income Portfolio partly subscribes--that of investing in securities believed to offer the potential for long-term growth of capital focuses on securities considered to have a historical record of above-average earnings growth; to have significant potential for earnings growth; to have the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand.

The "VALUE" ORIENTED philosophy to which the Focused Growth and Income Portfolio partly subscribes--that of investing in securities believed to be undervalued in the market--reflects a contrarian approach, in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and may have generally been overlooked by the market.

MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.

The strategy of "FIXED INCOME INVESTING" in which the GNMA Fund engages includes utilizing economic research and analysis of current economic conditions, potential fluctuations in interest rates, and, where relevant, the strength of the underlying issuer. The GNMA Fund will utilize this strategy in seeking to achieve its investment goal as described in the chart.

THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) is a government owned corporation and a federal agency. GNMA guarantees, with the full faith and credit of the U.S. government, full and timely payment of all monthly principal and interest payments on the mortgage-backed pass-through securities which it issues. Shares of the Fund itself are not guaranteed or insured by the U.S. government or by any government entity.
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The following questions and answers are designed to provide you with information about three SunAmerica Mutual Funds and their investment goals, principal investment strategies, and principal investment techniques. The goal of the Focused Growth and Income Portfolio and Growth Opportunities Fund may be changed without shareholder approval, although you will receive notice of any change; the goal of the GNMA Fund may not be changed without shareholder approval. There can be no assurance that any Fund's investment goal will be met or that the net return on an investment in a Fund will exceed what could have been obtained
through  other  investment  or  savings  vehicles.   More  complete   investment
information is provided under "More Information About the Funds," on pages 12-13, and the glossary that follows on page 14.

Q:  WHAT ARE THE FUNDS' INVESTMENT GOALS, PRINCIPAL STRATEGIES AND TECHNIQUES?

A:

                                   PRINCIPAL                PRINCIPAL
                 INVESTMENT        INVESTMENT               INVESTMENT
   FUND             GOAL            STRATEGY                TECHNIQUES
   ----          ----------        ----------               ----------

FOCUSED          long-term         growth, value    active trading of equity
GROWTH AND       growth of         and focus        securities selected to
INCOME           capital and                        achieve a  blend of growth
PORTFOLIO        current                            companies, value companies
                 income                             and companies that the
                                                    Advisers believe have
                                                    elements of growth and
                                                    value, issued by large-cap
                                                    companies, including those
                                                    that offer the potential for
                                                    a reasonable level of
                                                    current income. Each Adviser
                                                    may emphasize either a
                                                    growth orientation or a
                                                    value orientation at any
                                                    particular time

GNMA FUND        current           fixed income     active trading of
                 income, with      investing        mortgage-backed securities
                 capital                            of high credit quality
                 appreciation                       issued or guaranteed by the
                 as a secondary                     Government National Mortgage
                 objective                          Association (GNMA) without
                                                    regard to the maturities of
                                                    such securities. Under
                                                    normal market conditions, at
                                                    least 65% of the Fund's
                                                    total assets will be
                                                    invested in such securities

GROWTH           capital           growth           active trading of common
OPPORTUNITIES    appreciation                       stocks that demonstrate the
FUND                                                potential for capital
                                                    appreciation, issued
                                                    generally by mid-cap
                                                    companies

2
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ADDITIONAL INFORMATION ABOUT THE FOCUSED GROWTH AND INCOME PORTFOLIO

The Focused Growth and Income Portfolio provides investors with access to three different professional Advisers, each with a distinct methodology within a particular investment style. Each Adviser manages a separate portion of the Portfolio.

MARKET CAPITALIZATION RANGES

Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the market capitalization ranges prescribed by the Style Box categories designed by Morningstar, Inc. Morningstar, Inc. may change the Style Box market capitalization ranges over time as market conditions and broad market valuations vary. The market capitalization ranges applicable to the Focused Growth and Income Portfolio or the Growth Opportunities Fund will change as the Morningstar categories vary. Currently, these market capitalization ranges are as follows: $1.4 billion or less for the Small-Cap category; between $1.4 billion and $8.7 billion for the Mid-Cap category; and $8.7 billion or more for the Large-Cap category.

Q:   WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

A: The following section describes the principal risks of each Fund, while the chart on pages 12-13 describes various additional risks.

     PRINCIPAL RISKS--ALL FUNDS

     Shares of the Funds are not bank deposits and are not guaranteed or insured by any bank or SunAmerica or SunAmerica's affiliates, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Fund will be able to achieve its investment goals. If the value of the assets of a Fund goes down, you could lose money.

     RISKS OF INVESTING IN EQUITY SECURITIES--FOCUSED GROWTH AND INCOME PORTFOLIO AND GROWTH OPPORTUNITIES FUND

     The Focused Growth and Income Portfolio and Growth Opportunities Fund invest primarily in equity securities. As with any equity fund, the value of your investment in either of these Funds may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may decline under varying market conditions--for example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. In addition, individual stocks selected for any of these Funds may underperform the market generally.

     RISKS OF NON-DIVERSIFICATION--FOCUSED GROWTH AND INCOME PORTFOLIO

     The Focused Growth and Income Portfolio is non-diversified, which means that it can invest a larger portion of its assets in the stock of a single company than can some other mutual funds. By concentrating in a smaller number of stocks, the Portfolio's risk is increased because the effect of each stock on the Portfolio's performance is greater.

     RISKS OF INVESTING IN BONDS--GNMA FUND

     The bond  market as a whole could go up or down  (sometimes  dramatically).
     Interest rates and bond prices typically move inversely to each other, therefore, as with any bond fund, the value of your investment in the Fund may go up or down in response to changes in interest rates. Also, defaults (or even the potential for future default) by bond issuers may cause the value of your investment in the Fund to go down.

     RISK OF PREPAYMENT--GNMA FUND

     The Fund will invest significantly in mortgage-backed securities, which entails the risk that the underlying principal may be "prepaid" at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities. Generally, long term bonds are more interest rate sensitive than short term bonds.

     RISK OF MID-CAP COMPANIES--GROWTH OPPORTUNITIES FUND

     Stocks of mid-cap companies may be more volatile than, and not as readily marketable as, those of larger companies.

                                                                               3
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FUND HIGHLIGHTS
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Q:   HOW HAVE THE FUNDS PERFORMED HISTORICALLY?

A: The Risk/Return Bar Charts and Tables illustrate the risks of investing in the Funds by showing changes in the Funds' performance from calendar year to calendar year, and compare the Funds' average annual returns to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Fund will perform in the future. The returns shown in the bar chart are for either Class A shares or Class B shares of the Funds. Class Y shares would have had substantially similar annual returns as those shown for Class A shares or Class B shares because the Class Y shares are invested in the same portfolio of securities as those of the Class A shares or Class B shares. The annual returns of the Class Y shares would differ from those of the Class A shares or Class B shares only to the extent that the Classes do not have the same fees and expenses. Class Y shares commenced offering on January 30, 2002.

FOCUSED GROWTH AND INCOME PORTFOLIO (CLASS B)

[Data below represents bar chart in printed piece.]

 '98       '99        '00       '01
------    ------    -------   -------
12.38%    57.18%    -16.71%   -20.15%

During the 4-year period shown in the bar chart, the highest return for a quarter was 45.62% (quarter ended December 31, 1999) and the lowest return for a quarter was -17.62% (quarter ended December 31, 2001).

Average Annual Total Returns
(as of the calendar year                              Past One       Since
ended December 31, 2001)                                Year       Inception****
Focused Growth and Income Portfolio*       Class B     -24.15%       3.73%
S&P 500(R)Index**                                      -11.88%       7.02%
Morningstar Large-Cap Blend Category***                -13.68%       5.37%

     * Includes sales charge.

    ** The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

   *** Developed by Morningstar, the Morningstar Large-Cap Blend Category currently reflects a group of 1,231 mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

  **** Commenced offering on October 15, 1997.

4
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GNMA FUND  (CLASS B)

[Data below represents bar chart in printed piece.]

 '92     '93      '94    '95     '96     '97    '98       '99     '00      '01
-----   -----   ------  ------  -----   -----   -----   ------   ------   -----
4.27%   2.44%   -1.64%  17.30%  3.47%   9.47%   7.89%   -0.80%   10.62%   6.76%

During the 10-year period shown in the bar chart, the highest return for a quarter was 5.86% (quarter ended June 30, 1995) and the lowest return for a quarter was -1.91% (quarter ended March 31, 1996).

Average Annual Total Returns
(as of the calendar year                    Past One    Past Five    Past Ten
ended December 31, 2001)                      Year        Years        Years****
GNMA Fund*                        Class B     1.79%       6.40%        5.85%
Salomon Brothers GNMA Index**                 8.25%       7.48%        7.20%
Lipper GNMA Category***                       7.53%       6.54%        6.40%

    *  Includes sales charge.

   ** The Salomon Brothers GNMA Index is comprised of 126 issues of 15 and 30-year fixed-rate pass-through mortgage-backed securities.

  *** The Lipper GNMA Category is comprised of funds that invest at least 65 percent of their assets in Government NationalMortgage Association securities.

 ****  Commenced offering on April 25, 1983.

                                                                               5
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FUND HIGHLIGHTS
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GROWTH OPPORTUNITIES FUND  (CLASS A)

[Data below represents bar chart in printed piece.]

 '92     '93      '94    '95     '96     '97    '98       '99     '00      '01
------  ------  ------  ------  ------  ------  ------  ------   ------   ------
12.45%  10.80%  -4.79%  35.05%  12.48%  13.68%  23.15%  89.03%   -2.56%  -33.08%

During the 10-year period shown in the bar chart, the highest return for a quarter was 55.18% (quarter ended December 31, 1999) and the lowest return for a quarter was -26.35% (quarter ended December 31, 2001).

Average Annual Total Returns
(as of the calendar year                             Past One    Past Five    Past Ten
ended December 31, 2001)                               Year        Years        Years*****
Growth Opportunities Fund*                Class A     -36.94%      10.22%       11.35%
S&P 500(R)Index**                                     -11.88%      10.70%       12.93%
Morningstar Mid-Cap Growth Category***                -21.28%       8.44%       10.30%
Russell Mid-Cap(R)Growth Index****                    -20.16%       9.02%       11.11%

    *  Includes sales charge.

   ** The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

  *** Developed by Morningstar, the Morningstar Mid-Cap Growth Category currently reflects a group of 688 mutual funds that have portfolios with median capitalizations, price/earnings ratios, and price/book ratios similar to those of the Fund.

 **** The Russell Mid-Cap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

*****  Commenced offering on January 28, 1987.

6
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Q:   WHAT ARE THE FUNDS' EXPENSES?

A: The following tables describe the fees and expenses that you may pay if you buy and hold Class Y shares of the Funds.



                                                           FOCUSED GROWTH              GROWTH
                                                             AND INCOME     GNMA    OPPORTUNITIES
                                                             PORTFOLIO      FUND        FUND
                                                           --------------   ----    -------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     Maximum Sales Charge (Load) .......................        None        None        None

     Maximum Sales Charge (Load) Imposed on Purchases
     (as a percentage of offering price) ...............        None        None        None

     Maximum Deferred Sales Charge (Load)
     (as a percentage of amount redeemed) ..............        None        None        None

     Maximum Sales Charge (Load)
     Imposed on Reinvested Dividends ...................        None        None        None

     Redemption Fee ....................................        None        None        None

     Exchange Fee ......................................        None        None        None

     Maximum Account Fee ...............................        None        None        None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

     Management Fees ...................................        1.00%       0.50%       0.75%

     Distribution (12b-1) Fees .........................        None        None        None

     Other Expenses(1) .................................        0.54%       0.54%       0.43%
                                                                ----        ----        ----

Total Annual Fund Operating Expenses(1) ................        1.54%       1.04%       1.18%
                                                                ====        ====        ====

Expense Reimbursement(1) ...............................        0.34%         --          --

Net Expenses(2) ........................................        1.20%       1.04%       1.18%


(1) "Other Expenses," "Total Annual Fund Operating Expenses" and "Expense Reimbursement" are estimated.

(2) The Boards of Directors of each Fund, including a majority of the Independent Directors, approved the Investment Advisory and Management Agreements subject to the net expense ratios set forth above. The agreed upon net expense ratios shown above are determined by deducting a fixed percentage from the Funds' Class A shares net expense ratio and will change periodically as the net expense ratio of the Funds' Class A shares change. SunAmerica will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses be higher than the net expense ratio. SunAmerica may not increase such ratios, which are contractually required by agreement with the Boards of Directors, without the approval of the Boards of Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Directors, including a majority of the Independent Directors.

                                                                               7
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FUND HIGHLIGHTS
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EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table your costs would be:

                                           1 year   3 years   5 years   10 years
Focused Growth and Income Portfolio ....   $  122     381       660       1,455
GNMA Fund ..............................   $  106     331       574       1,271
Growth Opportunities Fund ..............   $  120     375       649       1,432











8

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SHAREHOLDER ACCOUNT INFORMATION
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OPENING AN ACCOUNT, BUYING AND SELLING SHARES

Class Y shares are offered exclusively for sale to certain group plans including, but not limited to, state-sponsored tuition savings plans that have an agreement with SunAmerica Capital Services, Inc. to sell Class Y shares (a "Plan"). Class Y shares may be purchased or redeemed only by the Plan on behalf of individual Plan participants at net asset value without any sales or redemption charge. Class Y shares are not subject to any minimum investment requirements. The Plan purchases and redeems shares to implement the investment choices of individual Plan participants with respect to their contributions in the Plan. All purchases of Fund shares through the Plan will be of Class Y shares. Inquiries regarding the purchase, redemption or exchange of Class Y shares or the making or changing of investment choices should be directed to your financial advisor or plan administrator.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share (NAV) for each Fund is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets by the number of outstanding shares. The NAVfor each Fund also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Fund. As a result, the value of the Fund's shares may change on days when you will not be able to purchase or redeem your shares. Investments for which market quotations are readily available are valued at market at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Directors.

BUY AND SELL PRICES. When the Plan buys Class Y shares, it pays the NAV. When the Plan sells Class Y shares, it receives NAV. The NAV per share at which shares of the Funds are purchased or redeemed by the Plan for the accounts of individual Plan participants might be more or less than the NAV per share prevailing at the time that such participants made their investment choices or made their contributions to the Plan.

EXECUTION OF REQUESTS. Each Fund is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Fund receives the Plan's request in good order. If the Fund or SunAmerica Capital Services, Inc. receives the Plan's order before the Fund's close of business (generally 4:00 p.m., Eastern time), the Plan will receive that day's closing price. If the Fund or SunAmerica Capital Services, Inc. receives the Plan's order after that time, the Plan will receive the next business day's closing price. The Fund and SunAmerica Capital Services, Inc. reserve the right to reject any order to buy shares.

During periods of extreme volatility or market crisis, a Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Each Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of this Fund's shares may change on days when you will not be able to purchase or redeem your shares.

If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribution in kind of securities from the Fund in lieu of cash. However, the Focused Growth and Income Portfolio has made an election which requires it to pay a certain portion of redemption proceeds in cash.

At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days from the date of receipt of payment.

TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

ACCOUNT STATEMENTS. In general, you will receive account statements as follows:

     o after every transaction that affects your account balance (except a dividend reinvestment or automatic purchase from your bank account)

     o  after any changes of name or address of the registered owner(s)

     o in all other circumstances, quarterly or annually, depending upon the Fund

Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, mailed by January 31.

DIVIDENDS. The Funds generally distribute most or all of their net earnings in the form of dividends. Income dividends, if any, are paid quarterly by the Focused Growth and Income Portfolio, annually by the Growth Opportunities Fund and monthly by the GNMA Fund. Capital gains distributions, if any, are paid at least annually by the Funds.

                                                                               9
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SHAREHOLDER ACCOUNT INFORMATION
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DIVIDEND  REINVESTMENTS.  Your  dividends  and  distributions,  if any,  will be automatically reinvested in additional shares of the same Fund and share class on which they were paid. Contact your Plan administrator for more information.

TAXABILITY OF DIVIDENDS. As a qualified plan, the Plans that invest in Class Y generally pay no federal income tax. Individual participants in the Plans should consult their Plan documents and their own tax advisors for information on the tax consequences associated with participating in the Plans.


























10

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MORE INFORMATION ABOUT THE FUNDS
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                                                      FOCUSED GROWTH
                                                        AND INCOME
                                                        PORTFOLIO
--------------------------------------------------------------------------------
What is the Fund's investment goal?           Long-term growth
                                              of capital and current income

--------------------------------------------------------------------------------
What principal investment strategies does     growth, value and focus
the Fund use to implement its
investment goal?

--------------------------------------------------------------------------------
What are the Fund's principal investment      active trading of large-cap
techniques?                                   companies that offer the
                                              potential for long-term
                                              growth of capital and
                                              reasonable level of current
                                              income

--------------------------------------------------------------------------------
What are the Fund's other significant         o Foreign securities
(non-principal) investments?

--------------------------------------------------------------------------------
What other types of securities may the Fund   o Short-term investments
normally invest in as part of efficient       o Defensive instruments
portfolio management and which may produce    o Options and futures
some income?                                  o Special situations

--------------------------------------------------------------------------------
What risks may affect the Fund?               PRINCIPAL RISKS:
                                              o Market volatility
                                              o Securities selection
                                              o Non-diversification
                                              NON-PRINCIPAL RISKS:
                                              o Foreign exposure
                                              o Derivatives
                                              o Hedging

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                                   INVESTMENT
                                   STRATEGIES
--------------------------------------------------------------------------------
Each Fund has its own investment goal and a strategy for pursuing it. The chart summarizes information about each Fund's investment approach. Following this chart is a glossary that further describes the investment and risk terminology used in the chart. Please review the glossary in conjunction with this chart.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     GROWTH
        GNMA                                     OPPORTUNITIES
        FUND                                          FUND
--------------------------------------------------------------------------------

Current income, with                          Capital appreciation
capital appreciation
as a secondary objective

--------------------------------------------------------------------------------
fixed income investing                        growth


--------------------------------------------------------------------------------
active trading in mortgage-                   active trading of stocks
backed securities guaranteed                  of mid-cap companies
by the Government National                    that offer the potential
Mortgage Association without                  for capital appreciation
regard to maturities of such
securities. Under normal market
conditions, at least 65% of the
Fund's total assets will be
invested in such securities.

--------------------------------------------------------------------------------
o U.S. Government securities                  o Small-cap stocks
o Short-term investments                      o Large-cap stocks
o When issued/delayed delivery
  transactions

--------------------------------------------------------------------------------
o Defensive instruments                       o Short-term investments
o Securities lending                            (up to 10%)
  (up to 33%)                                 o Defensive instruments
o Borrowing for temporary                     o Options and futures
  or emergency purposes                       o Special situations
  (up to 5%)

--------------------------------------------------------------------------------
PRINCIPAL RISKS:                              PRINCIPAL RISKS:
o Securities selection                        o Market volatility
o Interest rate fluctuations                  o Securities selection
o Prepayment                                  o Small and mid market
o NON-PRINCIPAL RISKS:                          capitalization
o Illiquidity                                 NON-PRINCIPAL RISKS:
o Hedging                                     o Technology companies
                                              o Derivatives
                                              o Hedging

--------------------------------------------------------------------------------

================================================================================

MORE INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

GLOSSARY          INVESTMENT TERMINOLOGY

                  GROWTH OF CAPITAL AND CAPITAL APPRECIATION are growth of the value of an investment.

                  ACTIVE TRADING means that a Fund may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because a Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund and could affect your performance. During periods of increased market volatility, active trading may be more pronounced.

                  FIXED-INCOME SECURITIES provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, preferred stocks, convertible securities, U.S. government securities and mortgage-backed and asset-backed securities. The issuer of a senior fixed-income security is obligated to make payments on this security ahead of other payments to security holders. An INVESTMENT GRADE fixed-income security is rated in one of the top four ratings categories by a debt rating agency (or is considered of comparable quality by the Adviser).

                  LARGE-CAP COMPANIES are those with market caps within the Morningstar, Inc. Large-Cap category, as described on page 3. Currently, this range is $8.7 billion or higher.

                  MID-CAP COMPANIES are those with market caps within the Morningstar, Inc. Mid-Cap category, as described on page 3. Currently, this range is between $1.4 billion and $8.7 billion.

                  SMALL-CAP COMPANIES are those with market caps within the Morningstar, Inc. Small-Cap category, as described on page 3. Currently, this range is $1.4 billion or less.

                  U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

                  FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include American Depositary Receipts (ADRs) or other similar securities that convert into foreign securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs).

                  SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Fund with sufficient liquidity to meet redemptions and cover expenses.

                  DEFENSIVE INVESTMENTS include high quality fixed income securities and money market instruments. A Fund will make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Fund may not achieve its investment goal.

                  MORTGAGE-BACKED SECURITIES directly or indirectly provide funds for mortgage loans made to residential home buyers. These include securities that represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others.

                  THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) is a government owned corporation and a federal agency. GNMA guarantees, with the full faith and credit of the U.S. Government, full and timely payment of all monthly principal and interest payments on the mortgage-backed pass-through securities which it issues. Shares of the GNMA Fund itself are not guaranteed or insured by the U.S. government or any government entity.

                  OPTIONS AND FUTURES are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.


--------------------------------------------------------------------------------
LARGE-CAP COMPANIES and MID-CAP COMPANIES generally have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the New York Stock Exchange or another national or international stock exchange or, in some cases, are traded over the counter. SMALL-CAP COMPANIES generally will be companies that have been in business for a shorter period of time.

The two best-known debt rating agencies are Standard & Poor's Rating Services, a Division of The McGraw-Hill Companies, Inc. and Moody's Investors Services, Inc. "Invest-ment grade" refers to any security rated "BBB" or above by Standard & Poor's or "Baa" or above by Moody's.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

WHEN-ISSUED/DELAYED DELIVERY TRANSACTIONS generally involve the purchase or sale of a security with payment and delivery at some time in the future--i.e. beyond normal settlement.

SECURITIES LENDING involves a loan of securities by a Fund in exchange for cash or collateral. The Fund earns interest on the loan while retaining ownership of the security.

A Fund may BORROW for temporary or emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on a Fund's portfolio. Borrowing will cost a Fund interest expense and other fees. The costs of borrowing may reduce a Fund's return.

A SPECIAL SITUATION arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

RISK TERMINOLOGY

MARKET VOLATILITY: The stock market as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Fund's portfolio.

SECURITIES SELECTION: A strategy used by a Fund, or securities selected by its Adviser, may fail to produce the intended return.

INTEREST RATE FLUCTUATIONS: Volatility of the bond market is due principally to changes in interest rates. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

SMALL AND MID MARKET CAPITALIZATION: Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Mid-cap companies will be subject to these risks to a lesser extent.

TECHNOLOGY COMPANIES: The industries in which technology companies may be found can be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, worldwide scientific and technological developments and changes in governmental regulation and policies.

NON-DIVERSIFICATION: By concentrating in a smaller number of stocks, a Fund's risk is increased because the effect of each stock on the Fund's performance is greater.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other asset-backed securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Fund may exhibit price characteristics of longer-term debt securities.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

ILLIQUIDITY: Certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

DERIVATIVES: Derivatives, including options and futures, are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

HEDGING: Hedging is a strategy in which the Adviser uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

================================================================================

FUND MANAGEMENT
--------------------------------------------------------------------------------

SUNAMERICA ASSET MANAGEMENT CORP. SunAmerica selects and manages the investments, provides various administrative services, and supervises the daily business affairs of each Fund, except for certain portions of the Focused Growth and Income Portfolio as to which SunAmerica has delegated portfolio management to two other Advisers.

For the most recent fiscal year of each Fund, the Funds paid SunAmerica an annual fee equal to the following percentage of average daily net assets:

         Focused Growth and Income Portfolio                 1.00%
         GNMA Fund                                           0.50%
         Growth Opportunities Fund                           0.75%

SunAmerica was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $28.5 billion as of December 31, 2001. In addition to managing the Portfolios, SunAmerica serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Brazos Mutual Funds, Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Series Trust and SunAmerica Strategic Investment Series, Inc.

ADDITIONAL INFORMATION ABOUT THE ADVISERS TO THE FOCUSED GROWTH AND INCOME PORTFOLIO

SunAmerica, as the Focused Growth and Income Portfolio's investment manager, initially allocated the assets of the Focused Growth and Income Portfolio equally among the Advisers. SunAmerica will also allocate new cash from share purchases and redemption requests equally among the Advisers, unless SunAmerica determines, subject to the review of the Board, that a different allocation of assets would be in the best interests of the Fund and its shareholders.

With respect to the Focused Growth and Income Portfolio, SunAmerica intends to periodically review the asset allocation in the Fund to ensure that no portion of assets managed by an Adviser exceeds that portion managed by any other Adviser to the Fund by more than 5%. If such a condition exists, SunAmerica will then determine what actions, if any, to take to rebalance and reallocate assets among the Advisers. In some instances, the effect of the reallocation will be to shift assets from a better performing Adviser to a portion of the Fund with a relatively lower total return.

SunAmerica may terminate any agreement with any Adviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the Securities and Exchange Commission that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Focused Growth and Income Portfolio with unaffiliated Advisers approved by the Board of Directors without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated Advisers for new or existing Funds, change the terms of particular agreements with unaffiliated Advisers or continue the employment of existing unaffiliated Advisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of the Fund have the right to terminate an agreement with an Adviser for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any Adviser changes. The order also permits the Fund to disclose the Advisers' fees only in the aggregate for the Focused Growth and Income Portfolio.

Payments to Advisers for their services are made by SunAmerica, not by the Focused Growth and Income Portfolio.

DISTRIBUTOR. SunAmerica Capital Services, Inc. distributes each Fund's shares and incurs the expenses of distributing the Funds' Class Y shares under a Distribution Agreement with respect to the Funds, none of which are reimbursed by or paid for by the Funds. There is no distribution plan in effect for the Class Y shares.

ADMINISTRATOR. SunAmerica Fund Services, Inc. assists the Funds' transfer agent in providing shareholder services. The Administrator, a SunAmerica company, is paid a monthly fee by each Fund for its services at the annual rate of 0.22% of average daily net assets.

SunAmerica, the Distributor and Administrator are all located in The SunAmerica Center, 733 Third Avenue, New York, New York 10017.

================================================================================

INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------

The Adviser and Portfolio Managers for each Fund are described below:

FUND                                          ADVISER
----                                          -------

FOCUSED GROWTH AND INCOME                     SunAmerica
  PORTFOLIO                                   Marsico Capital Management, LLC
                                              Harris Associates L.P.

GNMA FUND                                     SunAmerica

GROWTH OPPORTUNITIES                          SunAmerica
  FUND

DESCRIPTION OF THE ADVISERS

HARRIS ASSOCIATES L.P. HARRIS is a wholly owned subsidiary of CDCIXIS Asset Management, a leading French institutional money management company, and is located at Two North LaSalle Street, Chicago, Illinois. Harris manages money in three distinct business segments: separate accounts, mutual funds and alternative investments, and is the investment adviser to the Oakmark Mutual Funds. As of December 31, 2001, Harris had approximately $20.8 billion in assets under management.

MARSICO CAPITAL MANAGEMENT, LLC. MARSICO is a Delaware limited liability company located at 1200 17th Street, Suite 1300, Denver, Colorado 80202. As of December 31, 2001, Marsico had approximately $11.9 billion in assets under management. SUNAMERICA ASSET MANAGEMENT CORP. See page 16.

PORTFOLIO MANAGERS

                               NAME, TITLE AND AFFILIATION
  FUND                         OF PORTFOLIO MANAGER OR TEAM       EXPERIENCE
  -----                        ----------------------------       ----------
  FOCUSED GROWTH AND           William C. Nygren, CFA             Mr. Nygren is a Partner of Harris Associates
    INCOME PORTFOLIO           Partner and Portfolio Manager      and is also a Portfolio Manager. Mr. Nygren
                               (Harris)                           has been with Harris Associates since 1983
                                                                  and has over 20 years of investment
                                                                  experience. From 1990 to 1998, Mr. Nygren
                                                                  was the Director of Research of Harris
                                                                  Associates.

                               Thomas F. Marsico                  Mr. Marsico has been the Chairman and
                               Portfolio Manager (Marsico)        Chief Executive Officer of Marsico since he
                                                                  formed Marsico in 1997. From 1988 through
                                                                  1997, Mr. Marsico served as the portfolio
                                                                  manager of the Janus Twenty Fund and, from
                                                                  1991 through 1997, Mr. Marsico served as
                                                                  the portfolio manager of the Janus
                                                                  Growth & Income Fund.

                               Francis Gannon                     Mr. Gannon has been a Senior Vice President
                               Portfolio Manager                  of SunAmerica since October 1999 and
                               (SunAmerica)                       Portfolio Manager with the firm since 1996.
                                                                  He joined SunAmerica as an equity analyst
                                                                  in 1993.

  GNMA FUND                    Fixed Income Investment Team       The Team is composed of four portfolio
                               (SunAmerica)                       managers and research analysts. SunAmerica's
                                                                  investment discipline is based on fundamental
                                                                  research of earnings, revenues and market
                                                                  opportunities. Investment decisions are based
                                                                  upon a company's underlying fundamentals
                                                                  and strategic position, in light of industry and
                                                                  market outlook.

  GROWTH OPPORTUNITIES FUND    Domestic Equity Investment Team    The Team is composed of sixteen portfolio
                               (SunAmerica)                       managers, research analysts and traders.
                                                                  SunAmerica's investment discipline is based
                                                                  on fundamental research of earnings, revenues
                                                                  and market opportunities. Investment decisions
                                                                  are based upon a company's underlying
                                                                  fundamentals and strategic position, in light
                                                                  of industry and market outlook.

================================================================================

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights table for each Fund is intended to help you understand the Fund's financial performance for the past 5 years or since inception. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the Focused Growth and Income Portfolio and GNMA Fund (except for the period ended September 30, 2001, which is unaudited), has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are incorporated by reference in the Funds' Statement of Additional Information (SAI), which is available upon request. The information for the Growth Opportunities Fund for the fiscal years ended September 30, 2000 and 2001 has been audited by Ernst & Young, LLP, whose report, along with the Fund's financial statements, are incorporated by reference in the SAI, which is available upon request. The financial highlights for the Growth Opportunities Fund for prior fiscal periods have been audited by another independent accountant. Class Y shares would have had substantially similar total returns as those shown for Class A and Class B shares because the shares are invested in the same portfolio of securities as the Class A or Class B shares. The total returns of the Class Y shares would differ from those of the Class A or Class B shares only to the extent that Class A or Class B shares are subject to higher fees than Class Y shares. If these amounts were reflected, returns would be less than those shown.

FOCUSED GROWTH AND INCOME PORTFOLIO

                             NET
                             GAIN
                            (LOSS)
                              ON             DIVI-
                      NET   INVEST-  TOTAL   DENDS
                    INVEST-  MENTS    FROM   FROM   DISTRI-          NET               NET                    RATIO OF NET
          NET ASSET  MENT   (BOTH    INVEST-  NET   BUTIONS         ASSET             ASSETS     RATIO OF      INVESTMENT     PORT-
            VALUE,  INCOME REALIZED   MENT  INVEST-  FROM    TOTAL  VALUE,            END OF     EXPENSES     INCOME (LOSS)   FOLIO
PERIOD    BEGINNING (LESS) AND UN-   OPERA-  MENT   CAPITAL DISTRI- END OF   TOTAL    PERIOD    TO AVERAGE     TO AVERAGE     TURN-
ENDED     OF PERIOD   (1)  REALIZED) TIONS  INCOME   GAINS  BUTIONS PERIOD  RETURN(2) (000'S)   NET ASSETS     NET ASSETS     OVER
-----     ---------   ---  --------- -----  ------   -----  ------- ------  --------- -------   ----------     ----------     ----
                                                              CLASS B
                                                              -------
10/15/97-
10/31/97.. $12.50  $   --  $(0.54) $(0.54) $   --  $   --  $   --  $11.96   (4.32)%  $    941  2.43%(3)(4)(5)  0.29%(3)(4)(5)    2%
10/31/98..  11.96   (0.07)   1.08    1.01   (0.01)     --   (0.01)  12.96    8.43      16,157  2.43(4)(5)     (0.52)(4)(5)      98
10/31/99..  12.96   (0.13)   4.25    4.12      --   (0.18)  (0.18)  16.90   32.21      39,636  2.20(4)(6)     (0.87)(4)(6)     165
10/31/00..  16.90   (0.26)   3.46    3.20      --   (0.98)  (0.98)  19.12   19.03      83,480  2.10(4)(5)     (1.27)(4)(5)     121
10/31/01..  19.12   (0.15)  (6.03)  (6.18)     --   (0.44)  (0.44)  12.50  (32.94)     59,653  2.10(4)(5)     (0.99)(4)(5)     203

GNMA FUND

                                                              CLASS B
                                                              -------
3/31/97... $10.45  $ 0.57  $(0.08) $ 0.49  $(0.52) $   --  $(0.52) $10.42    4.82%   $ 18,929  2.07%           5.46%           426%
3/31/98...  10.42    0.55    0.63    1.18   (0.52)  (0.02)  (0.54)  11.06   11.54      18,837  2.13            5.09            529
3/31/99...  11.06    0.50    0.12    0.62   (0.46)  (0.50)  (0.96)  10.72    5.63      26,061  2.07            4.53            456
3/31/00...  10.72    0.46   (0.30)   0.16   (0.44)     --   (0.44)  10.44    1.55      22,376  2.03            4.41            910
3/31/01...  10.44    0.53    0.74    1.27   (0.55)  (0.01)  (0.56)  11.15   12.45      38,190  1.64(8)         5.11(8)         833
9/30/01(7)  11.15    0.21    0.38    0.59   (0.23)     --   (0.23)  11.51    5.66      72,357  1.64(3)(9)(8)   3.82(3)(9)(8)   170

GROWTH OPPORTUNITIES FUND

                                                              CLASS A
                                                              -------
9/30/97... $17.78  $(0.15) $ 3.83  $ 3.68  $   --  $(0.80) $(0.80) $20.66   21.54%   $ 46,051  1.64%          (0.84)%          332%
9/30/98...  20.66   (0.13)  (0.78)  (0.91)     --   (3.53)  (3.53)  16.22   (4.20)     38,437  1.62           (0.75)           377
9/30/99...  16.22   (0.19)   8.26    8.07      --   (1.17)  (1.17)  23.12   52.42      57,880  1.57           (0.93)           220
9/30/00...  23.12   (0.17)  21.77   21.60      --   (3.93)  (3.93)  40.79  102.04     206,531  1.43           (0.49)           139
9/30/01...  40.79   (0.14) (22.33) (22.47)     --   (2.90)  (2.90)  15.42  (58.23)     89,935  1.49           (0.57)           207

---------------
     (1) Calculated based upon average shares outstanding.
     (2) Total return is not annualized and does not reflect sales load.
     (3) Annualized.
     (4) Net of the following expense reimbursements (based on average net assets):

                  10/31/97    10/31/98    10/31/99    10/31/00    10/31/01
                  --------    --------    --------    --------    --------
                    1.26%       0.67%       0.44%       0.32%       0.30%

     (5) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waiver/reimbursements if applicable.
     (6) The ratio reflects an expense cap which is net of custody credits of (0.01%) or waivers/reimbursements if applicable.
     (7) Unaudited.
     (8) Net of the following expense reimbursements (based on average net assets):

                  3/31/97     3/31/00     3/31/01     9/30/01
                  -------     -------     -------     -------
                     --          --        0.33%       0.21%

     (9) The ratios reflect an expense cap of 1.64%, which are net of custody credits of (0.01%) or waivers/reimbursements if applicable.

================================================================================

FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Funds and are available free of charge upon request:

     ANNUAL AND SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The reports also contain a written analysis of market conditions and investment strategies that significantly affected a Fund's performance during the last applicable period.

     STATEMENTS OF ADDITIONAL INFORMATION (SAIS). Contain additional information about the Funds' policies, investment restrictions and business structure. This prospectus incorporates the SAIs by reference.

You may obtain copies of these documents or ask questions about the Funds by contacting:

         SunAmerica Fund Services, Inc.
         Mutual Fund Operations
         The SunAmerica Center
         733 Third Avenue, 3rd Floor
         New York, New York 10017-3204
         1-800-858-8850, extension 5125
         www.sunamericafunds.com
or

by calling your broker or financial advisor.

Information about the Funds (including the SAIs) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Information about the Funds is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.


DISTRIBUTOR: SunAmerica Capital Services                       AIG  SUNAMERICA
                                                                    MUTUAL FUNDS

INVESTMENT COMPANY ACT
File Nos. 811-07797 (SunAmerica Style Select Series, Inc.)
          811-4708 (SunAmerica Income Funds)
          811-4801 (SunAmerica Equity Funds)

DISTRIBUTED BY:

SUNAMERICA CAPITAL SERVICES, INC.
THE SUNAMERICA CENTER
733 THIRD AVENUE
NEW YORK, NY 10017-3204
800-858-8850 EXT. 5125


For more complete information on any of the mutual funds distributed by SunAmerica Capital Services, Inc., including charges and expenses, obtain a prospectus from your financial adviser or from the SunAmerica Sales Desk, 800-858-8850, ext. 5125. Read it carefully before you invest. The funds' daily net asset values are not guaranteed and their shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than your original cost.

www.sunamericafunds.com                                        AIG  SUNAMERICA
                                                                    MUTUAL FUNDS

YSPRO-1/02